# DEBT CONVERSION AGREEMENT

This debt conversion agreement ("Agreement") is made on December 23, 2025 ,

**BETWEEN:** **MSC CONSULTING (S) PTE. LTD.** (Singapore Unique Entity Number: 200305559E) with registered office at 70 Bendemeer Road #04-04 Luzerne, Singapore 339940 (hereinafter "**MSC**");

**AND:** **Enterprise Software Investment Inc.** (BVI Company Number: 2123918) with registered office at Craigmuir Chambers, Road Town, Tortola, VG 1110, British Virgin Islands (hereinafter "**ESI**");

(each a "Party" and collectively the "Parties")

**WHEREAS**

a) **MSC** owes ESI the amount of SGD 5,300,000 (the "Debt").

b) The parties agree that the Debt shall be repaid by way of issuing additional shares of MSC to ESI.

**The Parties hereby agree as follows:**

1. Conversion: The Debt of SGD 5,300,000 shall be satisfied by the issuance of 5,300,000 shares in MSC at an issue price of SGD 1.00 per share.

2. Effective Date: December 30, 2025. On the Effective Date, MSC will issue 5,300,000 shares to ESI and subsequently deliver an updated business profile of MSC reflecting the increased number of shares issued.

3. Consideration: ESI agrees that the Debt is discharged upon allotment of the shares in MSC on the Effective Date. Following this, MSC remains a wholly-owned subsidiary of ESI.

4. Corporate Approvals: The Parties represent that the transactions and obligations under this Agreement have been approved by the requisite board and shareholder resolutions and are in compliance with the Companies Act of Singapore and the BVI Business Companies Act, Revised Edition 2020.

5. Governing Law: Laws of the Republic of Singapore.

6. Counterparts: This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

***[signature pages to follow]***

The Parties hereto have executed this Agreement as of the day and year first above written.

For and on behalf of
**MSC Consulting (S) Pte Ltd**

Authorized Signatory

Name: Goh Kian Hwa
Title: Director

For and on behalf of
**Enterprise Software Investment Inc.**

Authorized Signatory

Name: Goh Kian Hwa
Title: Director